Exhibit 99.77C

ITEM 77C. MATTERS SUBMITTED TO A VOTE OF SECURITY HOLDERS.


Special meetings of the Funds' shareholders were held on January 17, 2007 and February 14, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one share held on the record date for the meeting.

Proposal 1 - To elect six trustees of the Fund.


HILARY M. ALGER                           # OF VOTES               % OF VOTES
================================================================================
  For                                     13,151,531                    97.5%
-------------------------------------------------------------------------------
  Withheld                                   331,031                     2.5%
-------------------------------------------------------------------------------
  Total                                   13,482,562                   100.0%
================================================================================

CHARLES F. BAIRD, JR.                     # OF VOTES               % OF VOTES
================================================================================
  For                                     13,165,153                    97.6%
-------------------------------------------------------------------------------
  Withheld                                   317,409                     2.4%
-------------------------------------------------------------------------------
  Total                                   13,482,562                   100.0%
================================================================================

ROGER P. CHEEVER                          # OF VOTES               % OF VOTES
================================================================================
  For                                     13,172,035                    97.7%
-------------------------------------------------------------------------------
  Withheld                                   310,527                     2.3%
-------------------------------------------------------------------------------
  Total                                   13,482,562                   100.0%
================================================================================

LESTER L. COLBERT, JR.                    # OF VOTES               % OF VOTES
================================================================================
  For                                     13,165,258                    97.6%
-------------------------------------------------------------------------------
  Withheld                                   317,304                     2.4%
-------------------------------------------------------------------------------
  Total                                   13,482,562                   100.0%
================================================================================

STEPHEN E. O'NEIL                         # OF VOTES               % OF VOTES
================================================================================
  For                                     13,170,739                    97.7%
-------------------------------------------------------------------------------
  Withheld                                   311,823                     2.3%
-------------------------------------------------------------------------------
  Total                                   13,482,562                   100.0%
================================================================================

NATHAN E. SAINT-AMAND                     # OF VOTES               % OF VOTES
================================================================================
  For                                     13,161,394                    97.6%
-------------------------------------------------------------------------------
  Withheld                                   321,168                     2.4%
-------------------------------------------------------------------------------
  Total                                   13,482,562                   100.0%
================================================================================

Proposal 2 - To approve an Investment Advisory Agreement with Fred Alger Management, Inc.

                                          # OF VOTES               % OF VOTES
================================================================================
  For                                     10,499,468                    77.9%
-------------------------------------------------------------------------------
  Against                                    330,005                     2.4%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                  2,653,089                    19.7%
-------------------------------------------------------------------------------
  Total                                   13,482,562                   100.0%
================================================================================

Proposal 3 - To approve revisions to the fundamental investment policies of the Fund.

Convert the Fund's investment objective
from fundamental to non-fundamental       # OF VOTES               % OF VOTES
================================================================================
  For                                      9,900,819                    73.4%
-------------------------------------------------------------------------------
  Against                                    940,809                     7.0%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                  2,640,934                    19.6%
-------------------------------------------------------------------------------
  Total                                   13,482,562                   100.0%
================================================================================

Revise the fundamental policy relating
to borrowing money                        # OF VOTES               % OF VOTES
================================================================================
  For                                      9,891,776                    73.3%
-------------------------------------------------------------------------------
  Against                                    940,323                     7.0%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                  2,650,463                    19.7%
-------------------------------------------------------------------------------
  Total                                   13,482,562                   100.0%
================================================================================

Revise the fundamental policy relating
to underwriting                           # OF VOTES               % OF VOTES
================================================================================
  For                                      9,932,668                    73.7%
-------------------------------------------------------------------------------
  Against                                    901,301                     6.7%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                  2,648,593                    19.6%
-------------------------------------------------------------------------------
  Total                                   13,482,562                   100.0%
================================================================================

Revise the fundamental policy relating
to lending                                # OF VOTES               % OF VOTES
================================================================================
  For                                      9,960,112                    73.9%
-------------------------------------------------------------------------------
  Against                                    878,473                     6.5%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                  2,643,977                    19.6%
-------------------------------------------------------------------------------
  Total                                   13,482,562                   100.0%
================================================================================

Revise the fundamental policy relating
to issuing senior securities              # OF VOTES               % OF VOTES
================================================================================
  For                                      9,929,057                    73.6%
-------------------------------------------------------------------------------
  Against                                    899,890                     6.7%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                  2,653,615                    19.7%
-------------------------------------------------------------------------------
  Total                                   13,482,562                   100.0%
================================================================================

Revise the fundamental policy relating
to real estate                            # OF VOTES               % OF VOTES
================================================================================
  For                                      9,938,862                    73.7%
-------------------------------------------------------------------------------
  Against                                    881,773                     6.6%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                  2,661,927                    19.7%
-------------------------------------------------------------------------------
  Total                                   13,482,562                   100.0%
================================================================================

Revise the fundamental policy relating
to commodities                            # OF VOTES               % OF VOTES
================================================================================
  For                                      9,922,434                    73.6%
-------------------------------------------------------------------------------
  Against                                    901,154                     6.7%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                  2,658,974                    19.7%
-------------------------------------------------------------------------------
  Total                                   13,482,562                   100.0%
================================================================================

Revise the fundamental policy relating
to concentration                          # OF VOTES               % OF VOTES
================================================================================
  For                                      9,934,829                    73.7%
-------------------------------------------------------------------------------
  Against                                    883,592                     6.5%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                  2,664,141                    19.8%
-------------------------------------------------------------------------------
  Total                                   13,482,562                   100.0%
================================================================================

Remove the fundamental policy relating
to purchasing securities on margin             # OF VOTES          % OF VOTES
================================================================================
  For                                           9,839,469               73.0%
-------------------------------------------------------------------------------
  Against                                         979,264                7.3%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                       2,663,829               19.7%
-------------------------------------------------------------------------------
  Total                                        13,482,562              100.0%
================================================================================

Remove the fundamental policy relating
to short sales                                 # OF VOTES          % OF VOTES
================================================================================
  For                                           9,870,243               73.2%
-------------------------------------------------------------------------------
  Against                                         959,108                7.1%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                       2,653,211               19.7%
-------------------------------------------------------------------------------
  Total                                        13,482,562              100.0%
================================================================================

Remove the fundamental policy relating
to investment in other investment companies    # OF VOTES          % OF VOTES
================================================================================
  For                                           9,912,955               73.5%
-------------------------------------------------------------------------------
  Against                                         914,754                6.8%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                       2,654,853               19.7%
-------------------------------------------------------------------------------
  Total                                        13,482,562              100.0%
================================================================================

Remove the fundamental policy relating
to pledging assets                             # OF VOTES          % OF VOTES
================================================================================
  For                                           9,874,413               73.2%
-------------------------------------------------------------------------------
  Against                                         949,225                7.1%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                       2,658,924               19.7%
-------------------------------------------------------------------------------
  Total                                        13,482,562              100.0%
================================================================================

Remove the fundamental policy relating
to joint trading accounts                      # OF VOTES          % OF VOTES
================================================================================
  For                                           9,888,334               73.3%
-------------------------------------------------------------------------------
  Against                                         959,577                7.1%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                       2,634,651               19.6%
-------------------------------------------------------------------------------
  Total                                        13,482,562              100.0%
================================================================================

Remove the fundamental policy relating
to warrants                                    # OF VOTES          % OF VOTES
================================================================================
  For                                           9,881,200               73.3%
-------------------------------------------------------------------------------
  Against                                         946,125                7.0%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                       2,655,237               19.7%
-------------------------------------------------------------------------------
  Total                                        13,482,562              100.0%
================================================================================

Remove the fundamental policy relating
to related party investments                   # OF VOTES          % OF VOTES
-------------------------------------------------------------------------------
  For                                           9,893,582               73.4%
-------------------------------------------------------------------------------
  Against                                         932,210                6.9%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                       2,656,770               19.7%
-------------------------------------------------------------------------------
  Total                                        13,482,562              100.0%
================================================================================

Remove the fundamental policy relating
to investment in unseasoned issuers            # OF VOTES          % OF VOTES
================================================================================
  For                                           9,848,252               73.0%
-------------------------------------------------------------------------------
  Against                                         982,690                7.3%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                       2,651,620               19.7%
-------------------------------------------------------------------------------
  Total                                        13,482,562              100.0%
================================================================================

Remove the fundamental policy relating
to purchasing and selling put and call options # OF VOTES          % OF VOTES
================================================================================
  For                                           9,892,537               73.4%
-------------------------------------------------------------------------------
  Against                                         957,534                7.1%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                       2,632,491               19.5%
-------------------------------------------------------------------------------
  Total                                        13,482,562              100.0%
================================================================================

Proposal 4 - To approve a Distribution Plan under Rule 12b-1.

                                               # OF VOTES          % OF VOTES
================================================================================
  For                                           9,895,785               73.3%
-------------------------------------------------------------------------------
  Against                                         941,597                6.9%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                       2,645,180               19.8%
-------------------------------------------------------------------------------
  Total                                        13,482,562              100.0%
================================================================================

Proposal 5 - To approve Amendments to the Fund's Agreement and Declaration of Trust.

Eliminate the requirement that shareholders
approve the termination of the Fund            # OF VOTES          % OF VOTES
================================================================================
  For                                          11,337,621               76.8%
-------------------------------------------------------------------------------
  Against                                       1,460,673                9.9%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,973,497               13.3%
-------------------------------------------------------------------------------
  Total                                        14,771,791              100.0%
================================================================================

Eliminate the requirement that shareholders
approve the liquidation of a series of the
Fund or a class of shares of a
series of the Fund                             # OF VOTES          % OF VOTES
================================================================================
  For                                          11,350,255               76.8%
-------------------------------------------------------------------------------
  Against                                       1,430,897                9.7%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,990,639               13.5%
-------------------------------------------------------------------------------
  Total                                        14,771,791              100.0%
================================================================================

Eliminate (subject to qualification)
the requirement that shareholders
approve the reorganization of the Fund
or a series of the Fund                        # OF VOTES          % OF VOTES
================================================================================
  For                                          11,372,773               77.0%
-------------------------------------------------------------------------------
  Against                                       1,421,661                9.6%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,977,357               13.4%
-------------------------------------------------------------------------------
  Total                                        14,771,791              100.0%
================================================================================

Add a demand requirement for shareholder
derivative suits                               # OF VOTES          % OF VOTES
================================================================================
  For                                          11,537,064               78.1%
-------------------------------------------------------------------------------
  Against                                       1,155,016                7.8%
-------------------------------------------------------------------------------
  Abstain/Broker No Votes                       2,079,711               14.1%
-------------------------------------------------------------------------------
  Total                                        14,771,791              100.0%
================================================================================